UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):           August 8, 2007
Inverness Medical Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of principal executive offices)
Registrant’s telephone number, including area code:           (781) 647-3900
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01nbs,3> Financial Statements And Exhibits
SIGNATURE

     Inverness Medical Innovations, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide the financial statements required by Item 9.01 of Form 8-K relating to the Company’s pending acquisition of Cholestech Corporation (“Cholestech”), which the Company considers to be probable.
Item 8.01    Other Events
Item 9.01    Financial Statements And Exhibits

(a)	Financial Statements of Businesses Acquired
     The following historical unaudited financial statements of Cholestech are hereby incorporated by reference to Cholestech’s Quarterly Report on Form 10-Q filed on August 7, 2007:
•	Condensed Balance Sheets as of June 29, 2007 and March 30, 2007;

•	Condensed Statements of Operations for the thirteen weeks ended June 29, 2007 and June 30, 2006;

•	Condensed Statements of Cash Flows for the thirteen weeks ended June 29, 2007 and June 30, 2006; and

•	Notes to Unaudited Condensed Financial Statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
By:	/s/ David Teitel
David Teitel
Chief Financial Officer

Dated: August 8, 2007